RECYCLENET CORPORATION
                     175 East 400 South, Suite 900
                       Salt Lake City, Utah 84111
                             (519) 767-2913
                             (801) 531-0404

                      NOTICE OF ANNUAL MEETING OF
                              SHAREHOLDERS
                              May 17, 2004

    To the Shareholders:

       The Annual Meeting ("Meeting") of shareholders of
  RECYCLENET CORPORATION ("Company") will be held at the office of Hertzberger, Olsen and Associates located at 10 Duke St. W., Suite 101, Kitchener, Ontario, Canada on Monday May 17, 2004, commencing at 10:00 o'clock a.m., EST for the following purposes:

                1. To elect three directors of the Company.

                2. To ratify the appointment of the Company's independent auditors.

                3. To vote upon the formation of a non-profit subsidiary of the Company for the purpose of providing scholarships and/or grants to deserving persons.

                4. To transact such other business as may properly come before the meeting.

       The Board of Directors has fixed the close of business on April 1, 2004, as the record date for the determination of
  shareholders entitled   to notice of the Meeting.  All
  shareholders of record at close of business on that date will be entitled to vote at the Meeting. The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

       Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy card and return it to the Company in the enclosed envelope.


                                     By Order of the Board of
                                     Directors


                                     Paul Roszel, Chairman

       Guelph, Ontario, Canada
       April 19, 2004


  THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

                       RECYCLENET CORPORATION
                    175 East 400 South, Suite 900
                     Salt Lake City, Utah 84111
                           (519) 767-2913
                           (801) 531-0404

                  PROXY STATEMENT AND SOLICITATION

       This Statement is furnished in connection with the solicitation by the Board of Directors of RecycleNet
  Corporation, a Utah corporation ("Company"), of proxies to be voted at the Company's annual meeting of shareholders
  ("Meeting") to be held on May 17, 2004. This proxy statement and form of proxy are being sent to shareholders on approximately April 23, 2004.

       If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted "FOR" the election of the named directors, and "FOR" ratification of the appointment of the independent auditors of the Company. The named proxies may vote in their discretion upon such other matters as may properly come before the Meeting. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

       If a shareholder is the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner's instructions. If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items and those shares will be treated as "broker non-votes". The election of directors is a "discretionary" item.
                   PERSONS MAKING THE SOLICITATION

       The proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. The Company estimates that the total cost of this solicitation will aggregate $5,000. To date, the Company has spent $500. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies. The Company will reimburse for reasonable costs incurred by them in so doing. Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.


                    SHAREHOLDERS ENTITLED TO VOTE

       All holders of common shares and Class "N" shares of the Company are entitled to one vote for each share held. As of the record date, there were 76,421,792 common shares outstanding and 61,175,681 Class "N" voting non-equity participating shares outstanding. There are no other voting securities outstanding.
   A majority of the common and Class "N" shares constitutes a quorum at any shareholders' meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                            MANAGEMENT

       Security Ownership of Certain Beneficial Owners

       The following table sets forth, as of April 19, 2004, the names of those persons (other than management) known to the Company to beneficially own more than 5% of the outstanding common and Class "N" shares of the Company:

        Name and Address of     Shares Beneficially     Percent of
           Beneficial Owner     Owned                     Class

        Inter-Continental Recycling,
        Inc. (1)               38,587,852                 50.6%
        7 Darren Place           Common
        Guelph, Ontario Canada

        Inter-Continental Recycling,
        Inc. (1)                58,033,269                94.9
        7 Darren Place           Class "N"
        Guelph, Ontario Canada

  ________________________________
       (1). Inter-Continental Recycling Inc., is owned and beneficially held by Paul Roszel, an officer and director of the Company, and his immediate family.

  Security Ownership of Management

       The following table sets forth, as of April 19, 2004, the number of shares beneficially owned by each officer and director of the Company and all officers and directors as a group:

        Name and Address of       Shares Beneficially    Percent of
        Beneficial Owner          Owned                    Class

        Paul Roszel (1)           2,668,118                3.50%
        7 Darren Place            Common
        Guelph, Ontario Canada    676,012                  1.11%
                                  Class "N"



        Name and Address of       Shares Beneficially   Percent of
        Beneficial Owner          Owned                   Class

        Richard R. Ivanovick      3,469,200                4.55%
        23 Cottontail Place       Common
        Cambridge, Ontario Canada 636,422                  1.04%
                                  Class "N"

        Keith A. Deck             812,004                  1.07%
        46 Sherwood Drive         Common
        Guelph, Ontario Canada

       All Officers and Directors
       as a group (3 persons:   6,949,322                  9.09%
                                Common
                                1,312,434                  2.15%
                                Class "N"
  _______________________________
             (1). See footnote (1) in the preceding table above. Therefore, Mr. Roszel may be deemed to be a beneficial owner of all shares held by Inter-Continental Recycling, Inc.

                  DIRECTORS AND EXECUTIVE OFFICERS

       The following persons are the current directors and executive officers of the Company:

       Name and Age            Position               Director since

  Paul Roszel, 47   Chairman of the Board & Director    Inception
  Richard R. Ivanovick, 63   Chief Financial Officer
                                 & Director             1999
  Keith A. Deck, 67                Director                   2000

       Paul Roszel has been involved with the business engaged in by the Company since 1988. From 1988 to 1995, he published a regional industry recycler's newsletter to approximately 3,200 recycling businesses throughout Ontario, Canada. In 1994, he developed the concept of distributing the information on the world wide Internet and went on-line in May 1995. Mr. Roszel has been actively involved in the development and implementation of collection, processing, transportation, and sales/marketing programs for secondary commodities.

       Richard R. Ivanovick joined the Company in November 1998. For 23 years prior to that and to the present, he has been serving as President of Marsh Tire Service Ltd., involved in automobile service, sales and leasing and car and truck rentals in the Guelph, Ontario area.

       Keith A. Deck is a retired executive with experience in the automobile and electrical manufacturing areas of business. He is currently an investment partner in Hanna Canada Ltd, which manufactures precision tools for the automotive and aerospace industries. From 1989 to late 1999, he was the general manager of Rocktell and Autocom plant operations of Linamar Corp. in the Ontario, Canada area.

       There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company. There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

       Meetings of the Board

       During the last fiscal year the Company's Board of Directors held five meetings and took unanimous action through five sets of minutes. All directors attended all meetings.

       Committees

       The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

       Compliance with Section 16(a) of the Exchange Act

       Section 16(a) of the Securities Exchange Act of 1934("1934 Act") requires the Company's officers, directors and persons who own more than 10% of the Company's registered equity securities to file with the Securities & Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of shares of the Company. The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

       To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% shareholders have been met and complied with.

            CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

       There were no transactions or series of similar transactions during the Company's last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of it's officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect. None of the Company's directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company's or other entity's consolidated gross revenues for its last full fiscal year. None of the Company's directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company's or other entities consolidated gross revenues for its last full fiscal year. None of the Company's directors are or have been executive officers of or owns or owned in excess of 5% equity interest in any entity to which the Company was indebted at the end of it's last full fiscal year in an aggregate amount in excess of 5% of the Company's total consolidated assets at the end of such year. None of the Company's directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment banking firm that has performed services for the Company. Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company's last fiscal year in excess of $60,000.

          COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

       The Chief Executive Officer of the Company is Paul Roszel. His total compensation aggregated $48,601 during the last fiscal year. The Company did not pay the compensation and it was paid by the majority holder of the Company's voting securities, Inter-Continental Recycling, Inc. During the year ending December 31, 2003, Richard R. Ivanovick, Chief Financial Officer, was paid for consulting services of $21,490. Keith A. Deck did not receive any funds in the year ended December 31, 2003. No officer of the Company earned an aggregate of $100,000 or more in total compensation during the fiscal year noted or during the two fiscal years prior thereto. The total cash compensation of all officers during the last fiscal year was $70,091 paid to Mr. Roszel and Mr. Ivanovick, inasmuch as Mr. Deck did not receive any compensation from the Company.

      The Company does not have any pension or incentive plans, such as share option plans, awards or other compensation arrangements, short or long term.

       Audit Fees

       Fees for the fiscal year 2003 audit and the review of Forms 10-QSB for 2003 are $11,750; of which $6,750 has been billed as of April 15, 2004.
       Financial Information Systems Design and Implementation Fees

       There were no fees billed for Financial Information Systems Design and Implementation Fees.

       All Other Fees

       Aggregate fees contracted/billed for all other services rendered by Hansen, Barnett & Maxwell for the year ended
  December 31, 2003 are $1,420 and consist mainly of non-audit fees related to tax compliance services.






                          PROPOSAL NUMBER 1
                        ELECTION OF DIRECTORS

       The three persons named above in "Directors and Executive Officers" and who are designated as directors of the Company, Paul Roszel, Richard R. Ivanovick and Keith A. Deck, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected. The Company expects all of the nominees will be able to serve as directors. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES.

                          PROPOSAL NUMBER 2
            APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company. Hansen, Barnett & Maxwell has served as the Company's public accountants for more than five years and the Board is requesting that the shareholders ratify that appointment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE PUBLIC ACCOUNTANTS.

                          PROPOSAL NUMBER 3
       FORMATION OF A NON-PROFIT CORPORATION TO ENDOW
                     SCHOLARSHIPS AND/OR GRANTS

       The Board of Directors has passed a resolution to, subject to the shareholder vote hereon, organize and fund a non-profit corporation, to be known as "RecycleNet Foundation, Inc.", for the purpose of providing scholarships and/or grants to deserving persons. The Company intends to obtain US Internal Revenue Service designation as a 501(C))(3)organization under the Internal Revenue Code of 1954, as amended, which would allow US tax-paying contributors to the non-profit corporation certain tax related benefits based upon such contributions. The Company intends to initially fund the non-profit company with $10,000. The Company anticipates that the donees would be persons engaged in research studies in areas related to the Company's business and the Company will actively encourage donations to the non-profit corporation from the Company's clients and customers in an effort to encourage research studies and other scholarship in those business areas. THE BOARD OF DIRECTORS RECOMMENDS A
  VOTE "FOR" AUTHORITY TO FORM AND FUND THE NON-PROFIT CORPORATION.

                        SHAREHOLDER PROPOSALS

       Shareholders of the Company may present proposals to the Company for inclusion in the Company's proxy statement prepared in connection with its next regular annual meeting of shareholders. Proposals to be included in the materials for the 2005 annual meeting must be received by the Company no later than March 30, 2005, in order to be considered for inclusion. The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2005 annual meeting of shareholders.

                            OTHER MATTERS

       As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein. If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

                            ANNUAL REPORT

       Accompanying this Proxy Statement is a copy of the Company's financial information contained in it's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under
  Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder. The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-KSB to any person who so requests. Direct requests to the Company at it's address set forth above or request via email at info@recycle.net.


                               By Order of the Board of
                               Directors

   April 19, 2004
                               Paul Roszel, Chairman


                                PROXY
                       RECYCLENET CORPORATION
                   ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON May 17, 2004
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Know all men by these presents that the undersigned shareholder of RECYCLENET CORPORATION ("Company") hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of Hertzberger, Olsen and Associates located at 10 Duke St. W., Suite 101, Kitchener, Ontario, Canada, on May 17, 2004, at 10:00 o'clock a.m., EST and at any adjournment thereof.

       ELECTION OF DIRECTORS: Three persons are nominated - Paul Roszel, Richard R. Ivanovick and Keith Deck (each shareholder has the right to vote the number of common and/or Class "N" shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).
                         "FOR" all nominees [  ]
          Withhold authority to vote for all nominees [ ] Withhold authority to vote for nominee(s) named below:
       Paul Roszel [  ]      Richard R. Ivanovick [  ] Keith Deck
  [  ]

       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
  ACCOUNTANTS:  Hansen, Barnett & Maxwell as the Company's public
  accountants for the coming year.     FOR [  ]
  AGAINST [  ]

        FORMATION OF A NON-PROFIT CORPORATION FOR THE PURPOSE OF
  ENDOWING SCHOLARSHIPS AND/OR GRANTS TO DESERVING PERSONS:
                   FOR [  ]          AGAINST [  ]

        OTHER BUSINESS: Such other business as may properly come before the meeting.
     AUTHORITY GRANTED [  ]  AUTHORITY WITHHELD [  ]

  Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

  Number of Common Shares:_________   __________________________
                                      Signature
  Number of Class "N" Shares:______   ___________________________
                                      Joint Owner (if any)
  Dated:________________, 2004        _________________________
                                      Printed name(s)/Capacity